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                        SECURTIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                   ___________

                                    FORM 8-K
                                   ___________


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 31, 2005





                         WIRELESS XCESSORIES GROUP, INC.
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             (exact name of registrant as specified in its charter)



           Delaware                   0-27994                     13-383-5420
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  (State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)            File Number)                  Indent. No.)


         1840 County Line Road
    Huntingdon Valley, Pennsylvania                                  19006
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code           215-322-4600
                                                   -----------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01 -- OTHER EVENTS AND DISCLOSURES

This Press Release announces a partnership and vendor agreement between Wireless Xcessories Group and InPhonic.











                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Corporations has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized





                                              WIRELESS XCESSORIES GROUP, INC.



Date:  August 30, 2005                        By: /s/ Stephen Rade
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                                                  Stephen Rade
                                                  Chief Executive Officer